Exhibit (q)
                                Power of Attorney

         The undersigned Trustees/Directors and officers, as indicated respectively below, of Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder MG Investment Trust, Scudder RREEF Securities Trust, and Scudder Investors Portfolios Trust (each, a "Trust") and Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, and Scudder Investment Portfolios (each, a "Portfolio Trust") and Cash Reserve Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder RREEF Real Estate Fund, Inc., Scudder RREEF Real Estate Fund II, Inc., Scudder Investors Funds, Inc. and Scudder Investments VIT Funds (each, a "Fund") each hereby constitutes and appoints Daniel O. Hirsch, Bruce A. Rosenblum and Caroline Pearson, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A, or N-2, as applicable, and any and all amendments thereto, and all other documents, filed by a Trust, Portfolio Trust or Fund with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust, Portfolio Trust or Fund to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revoke any Powers of Attorney previously granted with respect to any Trust, Portfolio Trust or Fund concerning the filings and actions described herein.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 19th day of December, 2003.

SIGNATURES                                              TITLE

/s/Richard T. Hale
______________________________                          Chief Executive Officer of each Trust, Portfolio
Richard T. Hale                                         Trust and Fund; Trustee/Director of each Trust,
                                                        Portfolio Trust and Fund



/s/Brenda Lyons
____________________________                            President of each Trust, Portfolio Trust and Fund
Brenda Lyons


/s/Charles A. Rizzo                                     Treasurer and Chief Financial Officer of each
______________________________                          Trust, Portfolio Trust and Fund
Charles A. Rizzo

/s/Richard R. Burt
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Richard R. Burt                                         Fund


/s/S. Leland Dill
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
S. Leland Dill                                          Fund


/s/Martin J. Gruber
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Martin J. Gruber                                        Fund


/s/Joseph R. Hardiman
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Joseph R. Hardiman                                      Fund


/s/Richard J. Herring
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Richard J. Herring                                      Fund

                                  Page 2 of 3

/s/Graham E. Jones
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Graham E. Jones                                         Fund




/s/Rebecca W. Rimel
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Rebecca W. Rimel                                        Fund


/s/Philip Saunders, Jr.
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Philip Saunders, Jr.                                    Fund


/s/William N. Searcy
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
William N. Searcy                                       Fund


/s/Robert H. Wadsworth
______________________________                          Trustee/Director of each Trust, Portfolio Trust and
Robert H. Wadsworth                                     Fund


                                  Page 3 of 3